Scott Sutton CHIEF OPERATING OFFICER I N V E S T O R D A Y M A Y 1 , 2 0 1 8

Engineered Materials storyline 2020

- The demand growth for solutions across all markets is robust
- Celanese has unassailable positions in its solution set. The nearest competitor has half of our breadth
- Model cannot be replicated by others. We are market and product agnostic and deliver solutions broadly
- Clear growth initiatives, both organic and inorganic, provide future runway

INVESTOR DAY 2018
2

3I N V E S T O R D A Y 2 0 1 8 Track record of earnings growth Delivering volume growth – creating a high-value business > Double-digit earnings growth CAGR through 2018 > Grow opportunity pipeline at 20% CAGR > Grow EM through bolt-on acquisitions in nylon > Expand JV earnings ; ; ; ;201420132012 $339 $599 $700+ $428 $509 2015 2016 2017 2018F $327 $352 12% CAGR 2012-2017 2017 to 2018F: Expect base margin improvement ADJUSTED EBIT (in millions) EXCEEDING COMMITMENTS

4I N V E S T O R D A Y 2 0 1 8 Source: International Monetary Fund, Bloomberg, Statista, IHS, CE estimates Customers are differentiating faster The embedded market growth is robust 2% 4% 4% 3% 11% 27% 25% 49% 2016-2017 GROWTH CELANESEMARKET Auto Global GDP Electronics Consumer Medical

5I N V E S T O R D A Y 2 0 1 8 1 Bank of America Merrill Lynch Global Research ...driving unprecedented complexity for EM customers Shorter life cycles and increased functionality SHORTENING PRODUCT LIFE CYCLES DIFFERENTIATED FUNCTIONALITY 2010-2017 Average 2007-20172018-2021 Average Number of Connectors New Model Launches138 57 3X

Need for solutions across all end markets

Celanese
The chemistry inside innovation™



Beauty & Personal Care/Sports & Leisure
Medical & Pharma
Material Handling
Fluid Handling
Connectors
Mobile Devices & Other E&E
Home Goods
Appliance
Additives, Fibers, Semi-Finished
Electronics
Energy Storage/Renewable
Auto Exterior
Auto Powertrain
Auto Interior
EM'S PROJECT PIPELINE DRIVEN BY ROBUST INCREASE IN COMPLEXITY

...allows unlimited growth opportunities for EM

INVESTOR DAY 2018
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7I N V E S T O R D A Y 2 0 1 8 ...allows EM to uniquely multiply more customer challenges to projects CUSTOMER ENABLING COMPETENCIES EXTENSIVE FUNCTIONALITY OF POLYMERS BREADTH OF POLYMERS The broadest set of solutions…

8I N V E S T O R D A Y 2 0 1 8 Note: Peers include major players with significant backward integration into polymers - Arkema, BASF, DowDuPont, DSM, Evonik, PPC, Sabic, Solvay Source: CE estimates Far ahead of the nearest competitor Industry leading breadth of polymers POLYMERS IN PRODUCT PORTFOLIO UNIVERSE OF ENGINEERED POLYMERS CELANESE ENGINEERED MATERIALS PEER 1 PEER 2 PEER 3 PEER 4 PEER 5 PEER 6 PEER 7 PEER 8 20 25-30 ~50% OF CE BREADTH ~25% OF CE BREADTH

9I N V E S T O R D A Y 2 0 1 8 Extensive functionality applied across polymers High Strength & Stiffness Media Resistant Tribology COMPACT CAMERA MODULE COSMET ICS D ISPENSER Compliant Anti- microbial Appearance UV Stabilized Electrically Conductive Heat Stabilized Low Emission High Flow Low Warpage Flexibility Flame Retardant Thermally Conductive Toughened Lubricated Nucleated Medical & Pharma CELANESE CUSTOM APPLICATI ONS …yielding many specific solutions to expand customer success

Customer enabling competencies

Celanese
The chemistry inside innovation™

CELANESE	MOLDER	SYSTEMS & TIER SUPPLIERS	OEM / FINAL PRODUCT MANUFACTURER
Formulation Development		✔	✔
Part & Tool Design	✔	✔	✔
Prototyping		✔	✔
Part Processing	✔	✔	✔
Testing & Analytical	✔	✔	✔
Customer Trials	✔	✔	✔

...proliferate the power of solutions across the complete value chain

INVESTOR DAY 2018

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Model is a project-based growth machine

Celanese
The chemistry inside innovation™


CE SOLUTIONS (UNASSAILABLE POSITION) / CE SOLUTIONS (UNASSAILABLE POSITION) / CE SOLUTIONS (UNASSAILABLE POSITION) /
CUSTOMER MAPPING
SCREENING
TRANSLATION
PROGRAMS AND TRENDS
CUSTOMER OPPORTUNITIES

This proprietary process is enhanced every day!

INVESTOR DAY 2018
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Process to handle many projects efficiently

Celanese
The chemistry inside innovation™

DAY ONE
OPPORTUNITIES SCREENED

Unique combination of customer, material and part

TRENDS & PATTERNS

INSIGHTS & ANALYTICS

KEY LEARNINGS

Projects that EM will win

~$100k+ annual revenue per project sweet spot

DAY TWO
PROJECTS ORGANIZED INTO FOCUS PROGRAMS

PORTFOLIO OF FLEXIBLE PROGRAMS

- High Heat Polymers
- Medical Technology
- Heat Dissipation
- Low Odor
- **Appearance**
- Impact Modified
- Haptics
- Specific Market Programs
- Specific Customer Programs

Auto
- Door handle
- Steering wheel bezel

Appliance
- Stove knobs
- Oven handles

Personal Care
- Perfume caps
- Hair straightener

...and translate wins across customers, geographies and programs

INVESTOR DAY 2018

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Translation is a game-changer

Celanese
The chemistry inside innovation™


EM MODEL EXPERIENCE CURVE EVOLUTION
SOLUTIONS GROWTH
TIME
Initial Penetration
TRANSLATION 1
Other Customers
TRANSLATION 2
Other Geographies
TRANSLATION 3
Other Parts and Devices
Current State

Resulting in wide propagation of solutions penetration

INVESTOR DAY 2018
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Results in a sea of wins

Celanese
The chemistry inside innovation™

LIGHTING
- LED lighting components: CoolPoly® TCP
- Heat sink: CoolPoly® TCP

FREEZER
- Anti-fog film: Acetate film

FOOD PACKAGING
- Acetate film

REFRIGERATOR UNIT
- Door seals: TPE
- Hinge cover: POM
- Compressor silencer: PBT
- Compressor anti-vibration mounts: TPV
- Shelf frame: PP



PERSONAL CARE
- Electric razor: POM, LCP
- Razor grip: TPE
- Disposable diapers: TPE
- Electric toothbrush head: POM
- Perfume closures: POM

WINE
- Bottle corks: EVA, LDPE, TPE

CART
- Cart: LFT
- Wheels: TPE

All markets, all locations

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15I N V E S T O R D A Y 2 0 1 8 ...continue to improve our efficiency Scale the model SCALIN G THE PIPELIN E MODE L EX P ANDEDIN G OUR PROJEC T CA P ACIT Y GROWIN G ORGANI C VOLUM E 2015 2016 2017 2018F 2020F ??? ??????1??1?? WIN RATE 35% WIN RATE 45% WIN RATE >50% Projects managed Projects won +0% +11% +13% +6-9% +6-9% EM 1.0 EM 2.0700TEAM MEMBERS 800 TEAM MEMBERS Implement New Model Leverage Model Debottleneck Model Supercharge Processes Run Model Hard

Grow in medical & pharma

Celanese
The chemistry inside innovation™

NEW COMMERCIAL MODEL

- Early monetization to access Celanese technology
- Per device revenue royalty model
- Application areas
  - Orthopedic joints
  - Insulin injection pens
  - Dry powder inhaler
  - Portable microelectronic devices
  - Controlled release devices
  - Medical packaging



Orthopedic Joints



Insulin Injection Pens



Portable Microelectronic Devices (pacemaker)

Celanese EM grows at 4x underlying medical & pharma market growth

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Grow in energy storage

Celanese
The chemistry inside innovation™

BROAD COMMERCIAL MODEL

- Contract with 100% of membrane converters
- Collaborate with every car and electronic OEM
- Application areas
  - Electronics
  - Electric vehicles
  - Stationary energy storage
  - Power tools
  - Portable appliances
  - Battery module, covers, trays



Power Tools



Portable Appliances



Electronics

Celanese EM grows at 3x underlying energy storage market growth

INVESTOR DAY 2018

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Expand through novel technology

Celanese
The chemistry inside innovation™



Oven-to-Freezer Plastic Cookware

CUSTOMER CHALLENGE SOLVED

- Lightweight food tray/pan for cooking, freezing, serving and reusing
- Applications in food service



Low Friction Plastics for High Wear Environments

CUSTOMER CHALLENGE SOLVED

- Lubricant free conveyor chain belts
- Applications in industrial lines, mining, etc.

Best-in-industry product development provides a foundation for growth

INVESTOR DAY 2018
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Extend through bolt-on acquisitions

Celanese
The chemistry inside innovation™

ACHIEVED NYLON +

	PROJECT OPPORTUNITIES	PRODUCTS	CAPACITY
Cool Polymers	~100	TCP	<5kT
So.F.Te.R.	~500	PA 6, PA 66, PBT, TPC-ET, PP, TPU, SEBS, TPV, TPO, SBS	200kT
NILIT Plastics	~625	PA 6, PA 66	75kT
Omni Plastics	~575	PA 6, PA 66, PBT, PP, PC, PC/ABS, ABS	50kT

Evaluated and engaged with >200 companies in the past 12 months

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20I N V E S T O R D A Y 2 0 1 8 Margin expected to stay constant but absolute earnings grow Bolt-on margin accretion % M A R G I N Bolt-on 25% 1 Bolt-on 2 Bolt-on 3 Stand-alone base business margin trajectory TODAY 2020 A C Q U I S I T I O N 1 A C Q U I S I T I O N 2 A C Q U I S I T I O N 3 ~20% EM ADJUSTED EBIT MARGIN > Expect acquisitions through 2020 > Plan on two transactions per year > Building technology, markets and projects

Acquisition opportunities ahead

Celanese
The chemistry inside innovation™

MORE SOLUTIONS IN GROWTH APPLICATIONS

Growth in key applications (medical, energy storage)



POLYMER PORTFOLIO EXPANSION

Expand into differentiated polymers


PEEK
PES
PAR
PSU
PC
PPO
COC
Amorphous
Partially crystalline

NEW AND HIGH GROWTH GEOGRAPHIES

Focus on high growth regions



ADDITIVE MANUFACTURING

Gain customer enabling competencies – e.g. additive manufacturing



...focus areas designed to extend polymer, application and market positions in EM

INVESTOR DAY 2018
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Benefits from JV transactions

Celanese
The chemistry inside innovation™

FORTRON	KEP (for a better future)	Polyplastics (Solution Platform for Engineering Plastics™)
Kureha	**Mitsubishi Gas**	**Daicel**
50% ownership	50% ownership	45% ownership
PPS	POM	POM PBT LCP PPS

- Earnings are after-tax
- Have opportunities to restructure
- More room for value to be recognized

Opportunity to enhance earnings and growth

INVESTOR DAY 2018

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Demand growth is outpacing supply

Celanese
The chemistry inside innovation™

POM SUPPLY & DEMAND

DEMAND

- POM applications continue to grow well above GDP

SUPPLY

- No significant capacity expansions on the horizon
- High return incremental projects available to Celanese

POM INDUSTRY UTILIZATION RATE


~100%
~80%
2016
2017
2018F
2019F
2020F
2021F
Supply
Demand
Utilization Rate

...creating volume growth opportunities for EM

Source: IHS estimate. CE internal estimates

INVESTOR DAY 2018

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EM is positioned to grow

Celanese
The chemistry inside innovation™

VOLUME 300kT EBIT ($MM) $80	GROW FROM NEW INORGANIC INVESTMENTS	Bolt-ons in new geographies Bolt-ons in new polymers Bolt-ons in new technologies JV restructuring
VOLUME 30kT EBIT ($MM) $90	GROW FROM PROJECTS BASED ON TECHNOLOGY PLATFORMS	Medical & Pharma Emerging technology Innovation programs Energy storage
VOLUME 130kT EBIT ($MM) $130	GROW FROM PROJECTS BASED ON MODEL ENHANCEMENTS, SUPPORTED BY ORGANIC EXPANSION	Polymer expansions Compounding expansions 5 projects underway 15 projects planned by 2020

Strong investment opportunities based on volume growth, returns >25%

INVESTOR DAY 2018

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25I N V E S T O R D A Y 2 0 1 8 Power of Engineered Materials ADJUSTED EBIT (in millions)Robust opportunity market Broadest solutions portfolio Novel model Key growth initiatives 2017 Pipeline Growth Technology Programs Acquisitions 2020F $599 $130 $90 $80 ~$900+ 15% CAGR TWO TRANSACTIONS ADJUSTED BASE EBIT MARGIN PROJECT WINS BOLT-ON ACQUISITIONSORGANIC VOLUME GROWTH ~20%going forward ~5,000 by 2020 per year 6-9% 2018-2020AVERAGE